ING INVESTORS TRUST

ING Clarion Global Real Estate Portfolio (“Portfolio”)

Supplement dated April 11, 2011

to the Portfolio’s Prospectuses and

Statement of Additional Information each dated April 30, 2010

As announced on February 15, 2011, ING Groep, NV, the indirect parent of both ING Investments, LLC, the adviser to the Portfolio and ING Clarion Real Estate Securities, LLC (“Clarion”), the sub-adviser to the Portfolio, has conditionally agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). It is anticipated that the Transaction will close on or about July 1, 2011 and is contingent upon, among other things, the approval or consent (as applicable) of the clients/shareholders representing a substantial percentage of Clarion’s assets under management. The Portfolio is considered to be part of the assets under management of Clarion.

The acquisition of Clarion as part of the Transaction will likely be deemed to result in the “assignment” of the current sub-advisory agreement with Clarion (the “Current Sub-Advisory Agreement”), as such term is defined for purposes of the Investment Company Act of 1940. By law, this assignment will trigger the automatic termination of the Current Sub-Advisory Agreement. Therefore, the shareholders of the Portfolio are being asked to approve a new sub-advisory agreement, which is identical to the Current Sub-Advisory Agreement in all material respects (the “Proposed Sub-Advisory Agreement).

On March 3, 2011, the Portfolio’s Board of Trustees approved the Proposed Sub-Advisory Agreement between Clarion and ING Investments, LLC. A proxy statement detailing the Transaction and the Proposed Sub-Advisory Agreement are expected to be mailed to shareholders on or about May 4, 2011.

If approved by the Portfolio’s shareholders, the Proposed Sub-Advisory Agreement would become effective upon the closing of the Transaction. The Portfolio’s objectives, principal investment strategies, or ways in which the Portfolio is managed will not be changed as a result of the Transaction.

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